SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT:  APRIL 17, 2002
DATE OF EARLIEST EVENT REPORTED:  APRIL 17, 2002

                         ICN PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                 1-11397                     33-0628076
   (State or other           (Commission File            (I.R.S. Employer
   jurisdiction of               number)              Identification Number)
   incorporation or
   organization)
                             3300 HYLAND AVENUE
                        COSTA MESA, CALIFORNIA 92626
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (714) 545-0100

Item 5.   Other Events.
          ------------

          Ribapharm Inc. ("Ribapharm"), previously a wholly owned subsidiary of ICN Pharmaceuticals, Inc. ("ICN"), completed an initial public offering on April 17, 2002 (the "Offering") of shares of common stock, par value $.01 per share (the "Ribapharm Shares"), of Ribapharm. ICN sold 26 million Ribapharm Shares (or 17.33% of the outstanding Ribapharm Shares) in the Offering, excluding the underwriters' over-allotment option to purchase an additional 3.9 million. ICN continues to own the remaining 82.67% of the outstanding Ribapharm Shares. ICN used the proceeds of the Offering to repurchase all of ICN's 8 3/4% senior notes due 2008 pursuant to its previously announced tender offer and consent solicitation. Each note was repurchased at approximately 118.22% of principal amount, plus accrued interest. Ribapharm received no proceeds from the Offering. As stated in ICN's Form 10-K for the year ended December 31, 2001 (the "Form 10-K"), ICN is committed to distributing its remaining interest in Ribapharm to ICN's stockholders within six months of the completion of the Offering, subject to satisfaction of the conditions stated in the Form 10-K.

          Pursuant to the terms of an Indenture by and among ICN, Ribapharm and The Bank of New York, as Trustee, dated as of July 18, 2001 governing the 6 1/2% convertible subordinated notes due 2008 (the "Notes") issued by ICN, Ribapharm became jointly and severally liable under the Notes upon completion of the Offering.

          Under the terms of an Interdebtor Agreement between ICN and Ribapharm, dated April 8, 2002, ICN agreed to make all interest and principal payments on the Notes and to make any payments due upon a change of control of ICN or Ribapharm. Ribapharm will be responsible for such payments, however, to the extent ICN does not make such payments. Ribapharm can only amend the Interdebtor Agreement, in a manner adverse to Ribapharm, with the approval of holders of a majority of the outstanding Ribapharm Shares, excluding the Ribapharm Shares held by ICN.

Item 7.   Financial Statements and Exhibits
          ---------------------------------


               Exhibit        Description
               -------        -----------

               99.1           Interdebtor Agreement between ICN
                              Pharmaceuticals, Inc. and Ribapharm Inc. with respect to the 6 1/2% Convertible Subordinated Notes due 2008

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: April 17, 2002

                                    ICN PHARMACEUTICALS, INC.


                                    By: /s/ Harry A. Roosje
                                        ------------------------------------
                                        Name: Harry A. Roosje
                                        Title: Senior Vice President, Associate
                                        General Counsel and Assistant
                                        Corporate Secretary

                               EXHIBIT INDEX

               Exhibit        Description
               -------        -----------

               99.1           Interdebtor Agreement between ICN
                              Pharmaceuticals, Inc. and Ribapharm Inc. with respect to the 6 1/2% Convertible Subordinated Notes due 2008